UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2003

ENTERPRISE PRODUCTS PARTNERS L.P.
ENTERPRISE PRODUCTS OPERATING L.P.
(Exact Name of registrants as Specified in their Charter)

Delaware	1-14323	76-0568219
Delaware	333-93239-01	76-0568220
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

2727 North Loop West,
Houston, Texas	77008-1037
(Address of Principal Executive Offices)	(Zip Code)

(713) 880-6500
(Registrant’s Telephone Number, including Area Code)

EXPLANATORY NOTE

        This report constitutes a combined current report on Form 8-K for Enterprise Products Partners L.P. (the “Company”)(Commission File No. 1-14323) and its 98.9899% owned subsidiary, Enterprise Products Operating L.P. (the “Operating Partnership”)(Commission File No. 333-93239-01). Since the Operating Partnership owns substantially all of the Company’s consolidated assets and conducts substantially all of the Company’s business and operations, the information set forth herein constitutes combined information for the Company and the Operating Partnership.

Item 5.  OTHER EVENTS.

        We are filing the unaudited balance sheet of Enterprise Products GP, LLC as of June 30, 2003, which is included as Exhibit 99.1 to this current report. Enterprise Products GP, LLC is the general partner of the Company and Operating Partnership.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Unaudited Balance Sheet of Enterprise Products GP, LLC as of June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
ENTERPRISE PRODUCTS OPERATING L.P.

	By:	Enterprise Products GP, LLC, as general partner

Date: October 9, 2003	By:	/s/ Michael J. Knesek
Michael J. Knesek
Vice President, Controller, and
Principal Accounting Officer of
Enterprise Products GP, LLC